FIRST UNION NATIONAL BANK
PA1202
Portfolio Management
123 South Broad Street
Philadelphia, Pennsylvania 19109-1199
Fax 215 985-3143
Fax 215 985-3149

Suzanne S. Storm
Senior Vice President
Direct Dial 215-985-7767


December 16, 1998


Lexicon Environmental Associates, Inc.
Leak-X Environmental Corporation
790 East Market Street - Suite 270
West Chester, PA 19382
Attention: Joyce A. Rizzo

Re: Renewal of Promissory Note from Lexicon Environmental Associates, Inc.
 and Groundwater Recovery Systems, Inc. ("Borrower") to First Union National Bank ("First Union") in the original principal amount of $750,000.00 dated July 9, 1998 and as amended by the letter agreement dated August 25, 1998 (the "Note")

Dear Joyce:

First Union has agreed to extend the maturity of the Note on the terms and conditions set forth in this letter agreement.

Accordingly, in consideration of the mutual covenants and promises set forth in this letter agreement and other good and valuable consideration, Borrower and First Union agree as follows:

1. Borrower acknowledges that the Note is or will be fully due and owing by virtue of its maturity on December 31, 1998, that the total outstanding principal balance under the Note as of December 16, 1998 is $323,000.00 and that interest on the obligations under the Note is paid through November 30, 1998. Borrower and First Union agree that the maturity of the Note shall be extended to March 31, 1999, at which time the outstanding principal balance, accrued interest and all other amounts under the Note sh

2. Except as extended and amended hereby, all of the terms, covenants, conditions and provisions of the Note and related loan documents
 (the "Loan Documents") remain unchanged and in full force and effect. Borrower ratifies and confirms its obligations under the Note and Loan Documents, as extended hereby, and represents and warrants to First Union that it has no counterclaims, defenses or offsets to any of its obligations under the Note and Loan Documents, as extended. Borrower further agrees that all c

3. This letter agreement shall be binding upon and inure to the benefit of First Union and Borrower and their respective successors and assigns.

Please indicate your agreement with the terms and conditions of this letter agreement by executing it as provided below and returning it to the undersigned.

Sincerely,

FIRST UNION NATIONAL BANK

By: /s/ Suzanne S. Storm
       	Suzanne S. Storm, Senior Vice President


The undersigned acknowledge, consent and agree to the terms of the above letter agreement this 17th day of December, 1998.

Borrower:
LEXICON ENVIRONMENTAL ASSOCIATES, INC.

By: /s/ Robert D. Goldman
       	Robert D. Goldman

Guarantor:
LEAK-X ENVIRONMENTAL CORPORATION

By: /s/ Joyce A. Rizzo
       	Joyce A. Rizzo